T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

Supplement to Prospectus Dated May 1, 2018, as Supplemented

The table under “Management” on page 6 and the disclosure under “Portfolio Management” on page 9 are supplemented as follows:

Effective December 31, 2018, Vinit Agrawal will step down from his responsibilities as a co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee, and Prashant G. Jeyaganesh and Sudhir Nanda will continue as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee.

The date of this supplement is December 13, 2018.

F202-041 12/13/18